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                                                                    Exhibit 99.1


                                                        [GRAPHIC OMITTED] SYNOVA
                                                                      HEALTHCARE
COMPANY PRESS RELEASE
SYNOVA HEALTHCARE GROUP, INC.                              TRADING SYMBOL (SNVH)
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE                                             Sept. 21, 2005

                SYNOVA HEALTHCARE, INC. ANNOUNCES APPOINTMENT OF
                             CHIEF FINANCIAL OFFICER

Media, PA: Synova Healthcare Inc, a wholly owned subsidiary of Synova Healthcare Group, Inc. (SNVH), today announced that it has appointed Mr. Robert Edwards as Chief Financial Officer to oversee all financial reporting and accounting activities across the Company's operations.

Mr. Edwards joins the Synova team bringing more than 20 years of rich experience, having developed his business acumen in finance and accounting while working with start-up companies, international and domestic companies, as well as publicly traded companies. His previous roles have included Controller and Treasurer with K-tron International, Chief Financial Officer and Controller with ABB Traction Inc., Controller with FMC Corporation, and most recently Chief Executive Officer at Colortronic, Inc. Mr. Edwards holds a Bachelor of Science from Northern Arizona University, and has successfully completed competition and strategy courses at the Harvard University Business School.

During his career, Mr. Edwards has been responsible for a wide variety of financial and general management functions, including organizational development, investor relations, finance, operations and strategic acquisitions. As a high-performance leader, Mr. Edwards is a valuable addition to the Synova management team.


About Synova Healthcare Group, Inc.:
-----------------------------------
Synova Healthcare Group, Inc., (SNVH), presently operates two wholly owned subsidiaries; Synova Healthcare, Inc. and Synova Pre-Natal Healthcare, Inc. The company distributes rapid, non-invasive medical diagnostics to retail for over-the-counter (OTC) use, and directly to health care providers for point of care (POC) use in the clinical setting. The company's products are designed to improve human health and quality of life by providing early and accurate awareness of the onset of certain medical conditions.

                          ~~~~~~~~~~~~~~~~~~~~~~~~~~~~

This Press Release may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company has tried, whenever possible, to identify these forward-looking statements using words such as "anticipates", "believes", "estimates", "expects", "plans", "intends", "potential" and similar expressions. These statements reflect the Company's current beliefs and are based upon information currently available to it. Accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause the Company's actual results, performance or achievements to differ materially from those expressed in or implied by such statements. There can be no assurance that such factors will not affect the accuracy of such forward-looking statements. The Company undertakes no obligation to update or advise in the event of any change, addition or alteration to the information set forth in this Press Release including such forward-looking statements. This press release does not constitute an offer to sell or the solicitation of an offer to buy; nor will there be any sale of securities of Synova Healthcare Group, Inc. in any state where such offer, solicitation or sale would be unlawful before registration or qualification under the securities laws of those states.


Corporate Contact Information:
------------------------------

Synova Healthcare Group, Inc
1400 N. Providence Road, Ste. 6010
Media, PA   19063
Tel: 610-565-7080
Fax: 610-565-7081

http://www.synovahealthcare.com

Inquiries may also be directed to: customerservice@synovahealthcare.com







                          SYNOVA HEALTHCARE GROUP, INC.
   1400 N. PROVIDENCE ROAD/SUITE 6010/BUILDING 2 o MEDIA/PENNSYLVANIA o 19063
                       TEL: 610-565-7080/FAX: 610-565-7081